BY-LAWS

                                       OF

                         SUNRISE SILVER MINING COMPANY



     ARTICLE I. NAME, SEAL AND OFFICES, ETC.
     ---------- ----------------------------

     Section 1. Name: The name of the Corporation is SUNRISE SILVER
     ---------- -----
MINING COMPANY

     Section 2. Seal: The seal of the corporation shall be in such form as the
     ---------- -----
Board of Directors shall from time to time prescribe.


     Section 3. Offices: The registered office of the corporation shall be in
     ---------- --------
the City of Osburn, State of Idaho. The corporation may also have office at such other places within or without the State of Idaho as the Board of Directors may from time to time establish.

     Section 4. Book of By-Laws: These By-Laws shall be recorded in a book kept
     ---------- ----------------
in the registered office of the corporation, to be known as the Book By-Laws,

and no By-Laws, or repeal, or amendment thereof, shall take effect until so recorded. Said book may be inspected at said office by the public during office hours of each day except holidays.


     ARTICLE II.  Shareholders
     -----------  ------------

     Section 1. Annual Meetings of Shareholders: The annual meeting of the
     ---------- --------------------------------
Shareholders for the election of Directors and for such other business as may be laid before such meeting shall be held in the registered office of the corporation, or at such other place within or without the State of Idaho as the

Board of Directors may from time to time appoint, at 2:00 o'clock P.M. (Pacific

Standard Time) on the 1st Tuesday of August each year unless that day shall be a legal holiday, in which event it shall be held on the next following day which shall not be a legal holiday whether or not mentioned in the notice. Any corporate business may be transacted at such meeting.

     Section 2. Special Meetings of Shareholders: Special meetings of the
     ---------- ---------------------------------
Shareholders may be called at any time by the Board of Directors, and the

Shareholders may meet at any convenient place, within or without the State of

Idaho, designated in the call for such meeting. If more than eighteen months are allowed to elapse without the annual Shareholders' meeting being held, any

Shareholder may call such meeting to be held at the registered office of the corporation. At any time, upon written request of any Director or any

Shareholder or Shareholders holding in the aggregate one-fifth of the voting power of all Shareholders, it shall be the duty of the Secretary to call a special meeting of Shareholders to be held at the registered office at such time as the Secretary may fix, not less than fifteen nor more than thirty-five days after the receipt of said request, and if the Secretary shall neglect or refuse to issue such call, the Director or Shareholder or Shareholders making the request may do so.

     Section 3. Adjourned Meetings: An adjournment or adjournments of any annual
     ---------- ------------------
or special meeting may be taken without a new notice being given.

     Section 4. Notice of Meetings: A written notice of the time, place and
     ---------- -------------------
purpose of meetings, including annual meetings, shall be given by the Secretary or other person authorized so to do, to all stockholders entitled to vote at such meeting, at least ten days prior to the day named for the meeting. If such written notice is placed in the United States mail, postage prepaid, addressed to a Shareholder at his last known post office address, notice shall be deemed to have been given him.

     Section 5. Waiver of Notice: Notice of time, place and purpose of any
     ---------- -----------------
meeting of Shareholders may be waived by the written assent of a Shareholder entitled to notice, filed with or entered upon the records of the meeting before or after the holding thereof.

     Section 6. Action Without Formal Meeting: Any action which, under any
     ---------- ------------------------------
provision of the laws of Idaho, or the Articles or By-Laws, may be taken at a meeting of Shareholders, maybe taken without a meeting if authorized by  a writing signed by all of the holders of shares who would be entitled to notice of a meeting for such purpose. Whenever a certificate in respect to any such action is required by the laws of Idaho to be filed in the office of the County

Recorder or in the office of the Secretary of State, the officers signing the same shall therein state that the action was authorized in the manner aforesaid.

     Section 7. Waiver of Invalid Call or Notice: When all the Shareholders of
     ---------- ---------------------------------
this corporation are present at any meeting, however called or notified, and sign a written consent thereto on the record of such meeting, the doings of such meeting are as valid as if had at a meeting legally called and notified.

     Section 8. Voting: Every Shareholder shall have the right at every
     ---------- -------
Shareholders' meeting to one vote for every share of stock standing in his or her name on the books of the Corporation on the record date fixed as hereinafter provided, or, if no such date has been fixed, ten days prior to the time of the meeting, and in voting for Directors, but not otherwise, he may cumulate his votes in the manner and to the extent permitted by the laws of the State of

Idaho.

     The Board of Directors may fix a time not more than forty days prior to the date of any meeting of the stockholders as the record date as of which stockholders entitled to notice of and to vote at such meeting shall be determined.

     At each meeting of the stockholders a full, true and complete list, in alphabetical order, of all the stockholders entitled to vote at such meeting and indicating the number of shares held by each, certified by the Secretary or transfer agent, shall be furnished, which list shall be open to the inspection of
the stockholders.

     Shareholders may vote at all meetings, either in person or by proxy appointed by instrument in writing, subscribed by the Shareholders or his duly authorized attorney in fact, executed and filed with the Secretary not less than one day before the meeting which shall be named therein. Shareholders may also be represented at all meetings by persons holding general power of attorney.

     At least twenty-four hours prior to any meeting, powers of attorney or proxies shall be submitted to the Secretary for examination. The certificate of the Secretary as to the regularity of such powers of attorney or proxies and as to the number of shares held by the persons who severally and respectively executed such powers of attorney or proxies shall be received as prima facie evidence of the number of shares held by the holder of such powers of attorney or proxies for the purpose of establishing the presence of a quorum at such meeting or for organizing the same, and for all other purposes.


     Section 9. Quorum: Except as otherwise provided in the Articles of
     ---------- -------
Incorporation at any meeting of the Shareholders, the presence, in person or by proxy, of the holders of a majority of the voting power of all Shareholders shall constitute a quorum. The Shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum. If a Shareholder meeting cannot be organized because a quorum has not attended, those Shareholders present may adjourn the meeting to such time and place as they may determine, but in case of any meeting called for the election for Director those who attend the second of such adjourned meetings, although less than a majority of the voting powers of all shareholders, shall nevertheless, constitute a quorum for the purpose of electing Directors.

     Whenever all Shareholders entitled to vote at any meeting consent, either by writing on the records of the meeting or filed with the Secretary of the

Corporation, or by presence at such meeting, an oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection from want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all the Shareholders having the right to vote at such meeting and such consent or approval of Shareholders may be by proxy or power of attorney in writing.

     ARTICLE III. DIRECTORS
     ------------ ---------

     Section 1. Number and Election: The business of the corporation shall be
     ---------- --------------------
managed by a Board of at least three Directors or of such other number (which shall not be less than three nor more than seven) as may be determine from time to time by the Board of Directors. A Director shall hold office for the term for which he was named or elected and until his successor is elected and qualified,

except as hereinafter otherwise provided. Directors shall be chosen by ballot.

     Section 2. Annual Meetings: The Board of Directors may hold its first
     ---------- ----------------
annual meeting and all subsequent annual meetings after its election by the

Shareholders, without notice and at such place within or without the State of

Idaho as the Board of Directors may from time to time appoint, for the purpose of organization, the election of officers, and the transaction of other business

At such meetings the Board shall elect a President, a Secretary and a

Treasurer and may elect one or more Vice-Presidents, an Assistant Secretary and an Assistant Treasurer.

     Section 3. Special Meetings: Special meeting of the Board of Directors may
     ---------- -----------------
be called by the President or any Vice-President or by any two members of the

Board of Directors.

     Section 4. Notice of Meetings: Notice of all Director's meetings, except as
     ---------- -------------------
herein otherwise provided, shall be given either by mail, telephone, telegraph,

or personal service of notice, oral or written, at such time or times as the person or persons calling the meeting may deem reasonable, but no event upon less than 3 day's notice. Special meetings of the Board may be held at such place within or without the State of Idaho as the Board of Director may from time to time appoint. Notice of any meeting may be waived by any Director entitled to notice before or after the holding thereof by his written or oral assent and the presence of any Director at any meeting, even though without any notice, shall constitute a waiver of notice. Unless otherwise indicated in the notice thereof any and all business may be transacted at any Directors' meeting.

     Section 5. Quorum: At all meetings of the Board a majority of the Directors
     ---------- -------
shall be necessary and sufficient to constitute a quorum for the transaction of business, and the acts of a majority of the Directors present at any meeting at which a quorum is present shall be the acts of the Board of Directors, except as may be otherwise specifically provided for herein or by law.


     If at any meeting there is less than a quorum present, a majority of those present may adjourn the meeting from time to time without further notice to any absent Director.

     Section 6. Removal: A Director may be removed either with or without cause,
     ---------- --------
by two-thirds of the vote of the Shareholders at a special meeting called for that purpose.

     Section 7. Vacancies: Any vacancy in the Board of Directors occurring
     ---------- ----------
during the year may be filled for the unexpired portion of the term and until a successor is elected and qualified, either

     (a) at the next annual meeting of Shareholders or at any special meeting of Shareholders duly called for that purpose and held prior thereto, or

     (b)  by a majority of the remaining members of the Board.

     Section 8. Powers: All the corporate powers, except such as are otherwise
     ---------- -------
provided for in the Articles of Incorporation, in these By-Laws and by the laws of the State of Idaho, shall be, and are, hereby vested in and shall be exercised by the Board of Directors.

     Section 9. Executive Committee: The Board of Directors may, by resolution
     ---------- --------------------
passed by a majority of the whole Board, designate two or more of their number to constitute an Executive Committee to serve during the pleasure of the Board,

which Committee shall have and exercise the authority of the Board in the management of the business of the corporation to the extent authorized by said resolution. All action taken by the Executive Committee shall be reported to the

Board of Directors at its meeting next succeeding such action, and shall be subject to revision or alteration by the Board; providing, however, that no rights or acts of third parties shall be affected by any such revision or alteration.

     A majority of the Executive Committee present at a meeting thereof shall constitute a quorum. Vacancies in the Executive Committee shall be filled by the Board of Directors. The Executive Committee shall fix its own rules of procedure including the time and place of and method or manner of calling meetings thereof.

     ARTICLE IV. OFFICERS

     Section 1. Officers: The officers of the Corporation shall be a President,
     ---------- ---------
Secretary and Treasurer, and, in the discretion of the Board of Directors, one or more Vice-Presidents, and an Assistant Secretary, and an Assistant Treasurer,

each of whom shall be elected at a meeting of and by the Board of Directors

     Any officer may resign by mailing a notice of resignation to the registered office of the Corporation or such other office as may be designated by the Board of Directors. To the extent permitted by law, the resignation shall become effective at the time designated in the notice of resignation, but in no event earlier than its receipt by the Secretary or Assistant Secretary of the

Corporation.

     In case of a vacancy of any of said offices for any reason, the Board of

Directors shall 4t any regular or special meeting elect a successor who shall hold office for the unexpired term of his predecessor. Any two of the offices of

Vice-President, Secretary, Treasurer, Assistant Secretary and Assistant

Treasurer may be combined in one person.

     The Board of Directors may appoint such other officers and agents as may be necessary for the business of the corporation.

     Any officer or agent may be removed by the Board of Directors whenever in their judgment the interest of the corporation may be served thereby; such removal, however, shall be without prejudice to the contract rights of the person so removed.

     Section 2. President: The President shall preside at all meetings of the
     ---------- ----------
Shareholders and Directors. He shall see that all orders and resolutions of the

Board are carried into effect, shall execute all deeds, mortgages, bonds, or documents authorized by the 'Board of Directors, and shall sign as President all certificates of stock, all contracts, and other instruments, in writing,

excepting only those which are specifically provided to be signed by others. He shall from time to time as requested report to the Board all the matters within his knowledge of interest to the corporation, and shall also perform such duties as may be required by the State of Idaho, these By-Laws and by order of the Board of Directors.

     Section 3. Vice-President: The Vice-President shall be vested with all the
     ---------- ---------------
powers and shall perform all the duties of the President in the absence or disability of the latter.

     Section 4. Treasurer: The Treasurer shall be custodian of the corporation's
     ---------- ----------
moneys and securities, and shall deposit and withdraw the same in the corporation's name as directed by the Board of Directors; he shall keep a record of his accounts and report to the Board of Directors as requested.

     Section 5. Secretary: The Secretary shall keep a record of the meetings of
     ---------- ----------
the Shareholders and Board of Directors.. He shall keep the books of certificates of stock, fill out and sign all certificates of stock issued, and make corresponding entries on the margin or stub of such book. He shall keep a debit and credit form, showing the number of shares issued to and transferred by the Shareholders, and the dates thereof. He shall keep the corporate seal and shall affix the same to certificates of stock and other corporate instruments,

and shall make such acknowledgements as may be required on behalf of the corporation. He shall perform duties as may be prescribed by the Board of

Directors. The Secretary shall give or cause to be given, notice of all meetings of Shareholders and Board of Directors, and all other notices required by the laws of the State of Idaho, or by these By-Laws.

     Section 6. Assistant Treasurer and Assistant Secretary: The Assistant
     ---------- --------------------------------------------
Treasurer and Assistant Secretary shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of the Treasurer or Secretary as the case may be.

     Section 7. Salary: The salaries of all officers shall be fixed by the Board
     ---------- -------
of Directors and the fact that any officer is a Director shall not preclude him from receiving a salary or from voting on the resolution providing for the same.


     ARTICLE V. STOCK
     ---------- -----

     Section 1. Certificates of Stock: Each Shareholder shall be entitled to a certificate of stock signed by the President and the Secretary, or by such other officers as are authorized by these By-Laws or by the Board of Directors. When any certificate of stock is signed by a transfer agent or registrar, the signature of any such corporate officer and the corporate seal upon such certification may be facsimiles, engraved or printed.

     Certificates of stock shall be numbered in the order of issuance thereof and, except as prescribed by law, shall be in such form as the Board of

Directors may determine.

     Section 2. Transfer of Shares: Transfer of shares of stock shall be made on
     ---------- -------------------
the books of the corporation only by the holder in person or by written power of attorney duly executed and witnessed and upon. surrender of the certificate or certificates of such shares.

     Section 3. Transfer Agent and Registrar: The Board of Directors may appoint
     ---------- -----------------------------
either a transfer agent or registrar, or both of them.


     Section 4. Stock Transfer Books: Stock transfer books may be closed for
     ---------- ---------------------
not exceeding forty days next preceding the meeting of shareholders and for the payment of dividends during such periods as may be fixed from time to time by the Board of Directors. During; such periods no stock shall be transferable.

     Section 5. Lost or Destroyed Certificates: In case of loss or destruction
     ---------- -------------------------------
of a certificate of stock of this Corporation, another certificate may be issued in its place upon proof of such loss or destruction and the giving of a bond of indemnity or other security satisfactory to the Board of Directors.

     ARTICLE VI. REPEAL OR AMENDMENT OF BY-LAWS
     ----------- ------------------------------

     Section 1. By the Shareholders: The power to make, amend or repeal By-Laws
     ---------- --------------------
shall be in the Shareholders, and By-Laws may be repealed or amended or new

By-Laws may be adopted at any annual Shareholders' meeting, or at any special meeting of the Shareholders called for that purpose, by a vote representing a majority of the allotted shares; or by the written consent duly acknowledged in the same manner as conveyances of real estate required by law to be acknowledged of the holders of a majority of the allotted shares, which written consent may be in one or more instruments.

     Section 2. By the Directors: Subject to the power of the Shareholders to
     ---------- -----------------
make, amend or repeal any By-Laws made by the Board of Directors, a majority of the whole Board of Directors at any meeting thereof shall have the power to repeal and amend these By-Laws and to adopt new By-Laws.

     The foregoing By-Laws were regularly adopted at the first meeting of the

Shareholders of the corporation held on the 5th day of August 1969, at

Wallace, Idaho, by a majority of the allotted capital stock.


                                       /s/ Irvin Scheller
                                       Irvin Scheller
                                       -----------------------------------
                                       Chairman of Meeting of Shareholders


                                       /s/ Janet Morse
                                       Janet Morse
                                       -----------------------------------
                                       Secretary of Meeting of Shareholders

     We, the Shareholders of the above named corporation, representing and holding more than a majority of the allotted shares thereof, do hereby adopt the foregoing code of By-Laws.


                                        /s/ Irvin Scheller
                                       -----------------------------------

                                        /s/ Leslie E. Morse
                                       -----------------------------------

                                        /s/ Janet M. Morse
                                       -----------------------------------



             We, the undersigned, constituting (a) a majority of the Board of

Directors, and (b) the Secretary of the above named corporation, certify that the foregoing is a true and exact copy of the By-Laws of the Corporation, duly adopted at a meeting of the Shareholders of the Corporation held on the 5th day of August, 1968.

                                        /s/ Irvin Scheller
                                       -----------------------------------

                                        /s/ Leslie E. Morse
                                       -----------------------------------

                                        /s/ Janet M. Morse
                                       -----------------------------------

                                       /s/ Janet M. Morse
                                       -----------------------------------
                                       Secretary of the Corporation

                          CONSENT TO AMEND ARTICLES OF

                                INCORPORATION OF

                           SHOSHONE SILVER MINES, INC.




                  We, the undersigned being all the shareholders of Shoshone


 Silver Mines, Inc. hereby agree that Article I of the Articles of Incorporation of said corporation case and shall be amended as follows, to-wit:

                                   "ARTICLE I.


                  The name of this corporation is and shall be SHOSHONE SILVER


MINING CO."


                  Dated this 20th day of January, 1970.

                                         /s/ Irvin Scheller
                                       -----------------------------------
                                                       Irvin Scheller

                                        /s/ Leslie E. Morse
                                       -----------------------------------
                                                       Leslie Morse

                                        /s/ Janet Morse
                                       -----------------------------------
                                                       Janet Morse

                                WAIVER OF NOTICE
                                ----------------

     We, the undersigned, do hereby waive notice of the first meeting of the newly elected Directors of the Sunrise Silver Mining Company, held at the office of the company, at Osburn, Idaho, at 2:30 o'clock P.M. (Pacific Daylight Time)

on the 5th day of August, 1969, for the purpose of organizing the Board of

Directors, electing officers, to adopt By-Laws and to designate a bank depository, and to transact any other business that may properly come before the meeting.

     We further consent that said meeting be held at the time and place aforesaid without formal notice and that any business relating to the affairs of the corporation may be transacted at said meeting with the same force and effect as though formal notice thereof had been given.


            Dated this 5th day of August, 1969.



                                         /s/ Irvin Scheller
                                       -----------------------------------

                                        /s/ Leslie E. Morse
                                       -----------------------------------

                                        /s/ Janet Morse
                                       -----------------------------------

                                       /s/ James T. Scheller
                                       -----------------------------------

                            CALL AND WAIVER OF NOTICE
                            -------------------------

     We, the undersigned, being all of the incorporators of the Sunrise Silver

Mining Company hereby call the organization meeting of the incorporators of said corporation to be held at the office of the company at Osburn, Idaho, at 2:00

o'clock P.M. (Pacific Daylight Time) on Tuesday the 5th day of August, 1969,

for the following purposes:


            1.   To adopt a code of By-Laws

            2. To elect a Board of Directors in accordance with said By-Laws.

            3. To transact any other business relating to the affairs of the corporation that may properly come before the meeting.


     And we, and each of us, hereby waive notice of said meeting and consent that the same be held at the time and place mentioned with the same force and effect as though formal notice thereof had been given.

                      Dated this 5th day of August, 1969.

                                        /s/ Irvin Scheller
                                       -----------------------------------

                                        /s/ Leslie E. Morse
                                       -----------------------------------

                                        /s/ Janet M. Morse
                                       -----------------------------------

                 MINUTES OF FIRST MEETING OF BOARD OF DIRECTORS

                          SUNRISE SILVER MINING COMPANY

                                 August 5, 1969


     Pursuant to the Waiver of Notice, hereinafter set forth, the first Meeting of the Board of Directors of Sunrise Silver Mining Company was held at the office of the company at Osburn, Idaho, at 2: 30 P.M. (Pacific Daylight Time)

on the 5th day of August, 1969.

     The following Directors were present:

          Irvin Scheller
          Leslie Morse
          Janet Morse
          James Scheller

     Irvin Scheller was chosen to act as Chairman of the meeting and Janet Morse was appointed to act as Secretary. The Chairman then produced a Waiver of Notice of the first meeting of the Board of Directors, said notice having been signed by all the Directors. The Chairman then directed the Secretary to insert a copy of this Waiver in the minutes of the meeting, the same being as follows, to-wit:

                                "WAIVER OF NOTICE
                                -----------------

               We, the undersigned, do hereby waive notice of the first meeting of the newly elected Directors of the Sunrise Silver Mining Company, held at the office of the company at Osburn, Idaho, at 2:30 o'clock P.M. (Pacific Daylight Time) on the 5th day of August, 1969, for the purpose of organizing the Board of Directors, electing officers, to adopt By-Laws and to designate a bank depository, and to transact any other business that may properly come before the meeting.

               We further consent that said meeting be held at the time and place aforesaid without formal notice and that any business relating to the affairs of the corporation may be transacted at said meeting with the same force and effect as though formal notice thereof had been given.


                       Dated this 5th day of August, 1969.

                                             Irvin Scheller
                                        --------------------------------

                                             Leslie Morse
                                        --------------------------------

                                             Janet Morse
                                        --------------------------------

                                             James Scheller             "
                                        --------------------------------


     The first item of business was the election of officers. Whereupon it was moved and seconded that Irvin Scheller be named as President; Leslie Morse as

Vice-President and Janet Morse as Secretary-Treasurer. There being no further nominations it was moved, seconded and unanimously adopted that the three (3)

aforenamed persons be elected to the offices for which they were nominated to serve until the next annual meeting or until their successors are duly elected.

     Thereupon Irvin Scheller assumed the office of Presidency and Janet Morse continued to act as Secretary.

     The Chairman then presented the By-Laws which had been previously adopted by the incorporators, and it was moved, seconded and unanimously adopted that the By-Laws as presented be adopted as the official By-Laws of this corporation.

     The Chairman instructed the Secretary to obtain the corporate seal, stock certficates and necessary books of account for the purpose of carrying on the business of the corporation.

     The Chairman advised that it was necessary to designate a bank for the depository of the funds of the corporation. Whereupon it was moved, seconded and unanimously adopted that the First National Bank of Wallace be designated as the official depository of the funds of said corporation, and that the

President and Secretary-Treasurer be required to sign all checks written upon said account or accounts; and that the Secretary obtain the necessary checks,

drafts or vouchers to carry on the affairs of the corporation, and that the officers above named were further authorized to execute any and all necessary resolutions and other documents required by said bank to open said account.

     There being no further business, meeting adjourned at 3:00 P.M.

                                        /s/ Janet M. Morse
                                        ------------------------------------
                                                  Secretary

APPROVED:


/s/ Irvin Scheller
------------------------------------
           Chairman


/s/ Leslie E. Morse
------------------------------------
           Director

                MINUTES OF ORGANIZATION MEETING OF INCORPORATORS

                          SUNRISE SILVER MINING COMPANY

                                 August 5, 1969

     Pursuant to the Waiver of Notice, hereinafter set forth, the original incorporators and subscribers to the capital stock of the SUNRISE SILVER MINING

COMPANY, met at the office of the company at Osburn, Idaho, at 2:00 o'clock P.M.

(Pacific Daylight Time) on the 5th day of August, 1969.

     Present:         Irvin Scheller
                      Leslie Morse
                      Janet Morse

     Thereupon Irvin Scheller was chosen as Chairman of the meeting and Janet

Morse was chosen as Secretary.

     The Call and Waiver of Notice, pursuant to which the meeting was called,

was presented, and on motion duly made and carried, it was ordered that the same be filed in the permanent records of the corporation and that a copy thereof be inserted in these minutes, the same being as follows:

                           "CALL AND WAIVER OF NOTICE

               We, the undersigned, being all of the incorporators of the Sunrise Silver Mining Company hereby call the organization meeting of the incorporators of said corporation to be held at the office of the company at Osburn, Idaho, at 2:00 o'clock P.M. (Pacific Daylight Time) on Tuesday the 5th day of August, 1969, for the following purposes:

                1.   To adopt a code of By-Laws.

                2. To elect a Board of Directors in accordance with said By-Laws.

                3. To transact any other business relating to the affairs of the corporation that may properly come before the meeting.

               And we, and each of us, hereby waive notice of said meeting and consent that the same be held at the time and place mentioned with the same force and effect as though formal notice thereof had been given.

               Dated this 5th day of August, 1969.


                                             Irvin Scheller
                                        --------------------------------

                                             Leslie Morse
                                        --------------------------------

                                             Janet Morse                "
                                        --------------------------------

     The Secretary submitted a certified copy of the Articles of Incorporation and advised those present that a duplicate certified copy had been filed with the County Recorder of Shoshone County, Idaho. It was moved by Leslie Morse and seconded by Janet Morse that the certified copy of the Articles of Incorporation be inserted in the permanent records of the corporation.

     The Secretary then submitted a set of By-Laws and the same was read and considered, article by article and section by section.

     Thereupon, it was moved, seconded and carried that the set of By-Laws submitted be adopted as the By-Laws of the corporation and that a copy thereof be set forth in length in the minutes of the meeting. That the original thereof be certified by a majority of the directors of the corporation and by the

Secretary, and be recorded in a Book to be kept in the registered office of the corporation to be known as the Book of By-Laws.

     The Chairman then announced that the next order of business was the election of a Board of Directors. The Chairman called attention to Article III.

of the newly adopted By-Laws, which provides that the corporation shall be managed by a Board of not less than three nor more than seven Directors.
                                       James Scheller
Thereupon Irvin Scheller, Leslie Morse/and Janet Morse were placed in nomination to serve as the Board of Directors for the ensuing fiscal year and until their successors are elected and qualified. There being no other nominations, a vote was duly taken with the following results:

           Irvin Scheller                  3 votes
           Leslie Morse                    3 votes
           Janet Morse                     3 votes
           James Scheller                  3 votes

The Chairman then declared that Irvin Scheller, Leslie Morse, Janet Morse and

James Scheller were the duly elected Directors of the corporation for the remainder of the ensuing year and until their successors had been duly elected and qualified.

     It was moved by Leslie Morse and seconded by Janet Morse and upon being put to a vote unanimously carried that the regular annual meeting of the shareholders be set for 2:00 P.M. (Pacific Daylight Time) at its registered office in Wallace, Idaho, on the 1st Tuesday of August of each year.

     There being no further business, the meeting adjourned at 2:30 P.M.



                                        /s/ Irvin Scheller
                                        --------------------------------
                                                 Chairman


ATTEST:


/s/ Janet Morse
--------------------------------
         Secretary






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